                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     KEMPER INTERMEDIATE GOVERNMENT TRUST
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):


[X]  No Fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

KEMPER CLOSED-END FUNDS
222 SOUTH RIVERSIDE PLAZA, CHICAGO, IL 60606
TELEPHONE 1-800-294-4366

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
MAY 29, 1997
AND PROXY STATEMENT
                                                                 April 11, 1997

To the Shareholders:

You are invited to attend a joint annual meeting of the shareholders of Kemper High Income Trust ("KHI"), Kemper Intermediate Government Trust ("KGT"), Kemper Multi-Market Income Trust ("KMM"), Kemper Municipal Income Trust ("KTF"), Kemper Strategic Municipal Income Trust ("KSM") and Kemper Strategic Income Fund ("KST") (individually, a "Fund" and collectively, the "Funds"). The meeting will be held in the Presentation Room on the 32nd Floor at the offices of the Funds, 222 South Riverside Plaza, Chicago, Illinois, on Thursday, May 29, 1997 at 2:30 P.M. Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

1.  To elect Members to the Board of each Fund as outlined below:

  a. For KHI, KGT, KMM, KSM and KST only, to elect eight Board Members to constitute the Board of each Fund; and

  b. For KTF only, to elect eight Board Members to constitute the Board of the Fund with six Board Members to be elected by the holders of Preferred and Common Shares voting together and two Board Members to be elected by holders of the Preferred Shares only.

2. To ratify or reject the selection of Ernst & Young LLP as independent auditors of each Fund for the current fiscal year.

The Board of each Fund has fixed the close of business on March 21, 1997 as the record date for determining the shareholders of each Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR ALL ITEMS.

-------------------------------------------------------------------------------
PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.
SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.
TO SAVE YOUR FUND THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------

The accompanying proxy is solicited by the Board of each Fund for voting at the joint annual meeting of shareholders to be held on Thursday, May 29, 1997, and at any and all adjournments thereof (the "Meeting"). The shareholders of each Fund will vote separately on the items presented at the Meeting. This proxy statement was first mailed to shareholders on or about April 11, 1997.

The following table indicates which Fund's shareholders are solicited with respect to each Item:

               ITEM                  KHI    KGT    KMM    KTF    KSM    KST
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 1.  Elect Board Members              X      X      X      X      X      X
---------------------------------------------------------------------------
 2.  Ratify Selection of Auditors     X      X      X      X      X      X

The Board of each Fund recommends that shareholders vote FOR ITEMS 1 AND 2. The vote required to approve each item is described under "Miscellaneous."

The Board of each Fund has fixed the close of business on March 21, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of February 28, 1997, shares of the Funds were issued and outstanding as follows:

      FUND                                                              SHARES
      ----                                                            ----------
      KHI............................................................ 23,375,154
      KGT............................................................ 33,996,171
      KTF
        Common....................................................... 10,581,419
        Preferred....................................................     43,000
      KMM............................................................ 20,079,576
      KSM............................................................ 10,573,876
      KST............................................................  3,448,690

KTF ONLY. Pursuant to the Agreement and Declaration of Trust of KTF, the Board may authorize separate classes of shares of beneficial interest. The Board has authorized, and KTF has issued, common shares of beneficial interest (the "Common Shares") and preferred shares of beneficial interest, Series A through D (the "Preferred Shares"). The Common Shares and the Preferred Shares have different powers, rights, preferences and privileges, qualifications, limitations and restrictions with respect to, among other things, dividends, liquidation, redemption and voting as more fully set forth in the Certificate of Designation for Preferred Shares that established the Preferred Shares. The Common Shares were first issued on October 20, 1988 and the Preferred Shares were first issued on July 24, 1989. At the Meeting, the holders of the Preferred Shares, voting as a separate class, are entitled to elect two members of KTF's Board and the holders of the Common Shares and the Preferred Shares, voting together as a single class, are entitled to elect the six remaining members of the KTF Board. On all other items, the holders of the Common Shares and the Preferred Shares will vote together as a single class.

ITEM 1. ELECTION OF MEMBERS TO THE BOARDS

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

It is intended that the proxies will be voted for the election as Board Members of the nominees described below. Each Board Member so elected will serve as a Board Member of the respective Fund until the next meeting of shareholders, if any, called for the purpose of electing Board Members and until the election and qualification of a successor or until such Board Member sooner dies, resigns or is removed as provided in the organizational documents of each Fund. All the nominees were last elected to each Board at the 1996 annual joint meeting of shareholders.

KTF ONLY. As indicated above, holders of the Preferred Shares are entitled to elect two Board Members. Messrs. Timbers and Kelsey are nominees for election by holders of the Preferred Shares. The six remaining Board Members are to be elected by holders of the Common Shares and the Preferred Shares, voting together as a single class. Messrs. Akins, Gottschalk, Morax, Renwick, Tingleff and Weithers are nominees for election by all shareholders.

All the nominees listed below have consented to serve as Board Members of the respective Funds, if elected. In case any nominee shall be unable or shall fail to act as a Board Member by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

                                                            SHARES BENEFICIALLY
NAME (DATE OF BIRTH), PRINCIPAL           YEAR FIRST BECAME     OWNED AS OF
OCCUPATION AND AFFILIATIONS                A BOARD MEMBER   JANUARY 31, 1997**
-------------------------------           ----------------- -------------------
James E. Akins (10/15/26)                  1995--All            0
 Consultant on International, Political,
 and Economic Affairs; formerly a career
 United States Foreign Service Officer;
 Energy Adviser for the White House;
 United States Ambassador to Saudi
 Arabia
Arthur R. Gottschalk (2/13/25)             1988--KGT, KTF       KHI--1,000
 Retired; formerly, President, Illinois    1989--KHI, KMM,      KGT--1,000
 Manufacturers Association; Trustee,            KSM             KMM--800
 Illinois Masonic Medical Center;          1994--KST            KTF--800
 Member, Board of Governors, Heartland                          KSM--1,000
 Institute/Illinois; formerly, Illinois                         KST--800
 State Senator
Frederick T. Kelsey (4/25/27)              1988--KTF            KHI--500
 Retired; formerly, consultant to          1989--KHI, KGT,      KGT--2,500
 Goldman, Sachs & Co.; formerly,                KMM, KSM,       KMM--1,000
 President, Treasurer and Trustee of       1994--KST            KTF--500
 Institutional Liquid Assets and its
 affiliated mutual funds; Trustee of the
 Benchmark Fund and the Pilot Fund
Dominique P. Morax* (10/2/48)              1996--All            0
 Chief Executive Officer and Chief
 Investment Officer, Zurich Investment
 Management Limited;
 Director, Zurich Kemper Investments,
 Inc.

                                                             SHARES BENEFICIALLY
NAME (DATE OF BIRTH), PRINCIPAL            YEAR FIRST BECAME     OWNED AS OF
OCCUPATION AND AFFILIATIONS                 A BOARD MEMBER   JANUARY 31, 1997**
-------------------------------            ----------------- -------------------
Fred B. Renwick (2/1/30)                    1995--All            0
 Professor of Finance, New York
 University, Stern School of Business;
 Director, the Wartburg Home Foundation;
 Chairman, Investment Committee of
 Morehouse College Board of Trustees;
 Director, American Bible Society
 Investment Committee; previously member
 of the Investment Committee of Atlanta
 University Board of Trustees; previously
 Director of Board of Pensions
 Evangelical Lutheran Church in America
Stephen B. Timbers* (8/8/44)                1993--All Funds      KMM--10,000
 Chief Executive Officer, President,             except KST      KSM--4,500
 Chief Investment Officer and Director,     1994--KST            KGT--14,000
 Zurich Kemper Investments, Inc.;
 Director, LTV Corporation
John B. Tingleff (5/4/35)                   1991--All Funds      KHI--1,788
 Retired; formerly, President, Tingleff &        except KST      KGT--533
 Associates (management consulting firm);   1994--KST            KMM--1,019
 formerly, Senior Vice President,                                KTF--500
 Continental Illinois National Bank &                            KSM--500
 Trust Company                                                   KST--330
John G. Weithers (8/8/33)                   1993--All Funds      KHI--400
 Retired; formerly, Chairman of the Board        except KST      KGT--700
 and Chief Executive Officer, Chicago       1994--KST            KMM--200
 Stock Exchange; Director, Federal Life                          KTF--200
 Insurance Company; President of the                             KSM--300
 Members of the Corporation and Trustee,                         KST--500
 DePaul University; Director, Systems
 Imagineering, Inc. and Records
 Management Services, Inc.

-----------
   * Interested persons of the Funds as defined in the Investment Company Act of 1940 ("1940 Act").
  ** From time to time, the Board Members have been, and may in the future be, restricted from buying and/or selling shares of certain Funds.

All the nominees, except Messrs. Morax and Timbers, serve as Board Members of 13 Kemper funds. Mr. Morax serves as a Board Member of 38 Kemper funds and Mr. Timbers serves as a Board Member and president of 38 Kemper funds. A "Kemper fund" is an investment company for which Zurich Kemper Investments, Inc. (the "Adviser") or an affiliate serves as investment manager.

Each Board has an audit and governance committee that is composed of Messrs. Akins, Gottschalk, Kelsey, Renwick, Tingleff and Weithers. The committee of each Fund met 3 times during the fiscal year ended November 30, 1996. In 1996, KGT changed fiscal years from November 30 to December 31. The information included in this proxy statement is for KGT's fiscal year ended November 30, 1996 and does not include information for its short fiscal period (one-month) ended December 31, 1996. The committee makes recommendations regarding the selection of independent auditors for each Fund, confers with the independent auditors regarding each Fund's financial statements, the results of audits and related matters, seeks and reviews nominees for Board membership and performs such other tasks as the respective Board assigns. The committee also proposes the nominees for election as Board Members by the shareholders. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendations to the secretary of the applicable Fund.

Each Fund pays Board Members who are not "interested persons" of such Fund an annual retainer plus expenses, and an attendance fee for each Board meeting and committee meeting attended. As reflected above, the Board Members currently serve as board members of various investment companies for which the Adviser or an affiliate serves as investment manager. Board Members or officers who are "interested persons" receive no compensation from such Fund. The Board of each Fund met 7 times during the fiscal year ended November 30, 1996. Each then current Board Member attended 75% or more of the respective meetings of the Board and the audit and governance committee (if then a member thereof) held during the fiscal year ended November 30, 1996.

The table below shows, for each Board Member entitled to receive compensation from the Funds, the aggregate compensation paid or accrued during each Fund's fiscal year ended November 30, 1996 and the total compensation that the Kemper funds paid or accrued during calendar year 1996.

                                                                     AGGREGATE
                                                                    COMPENSATION
                                                                     FROM FUNDS
                              AGGREGATE COMPENSATION FROM FUND       AND OTHER
                          -----------------------------------------    KEMPER
NAME OF BOARD MEMBER       KHI    KGT    KTF    KMM    KSM    KST     FUNDS(2)
--------------------      ------ ------ ------ ------ ------ ------ ------------
James E. Akins..........  $3,700 $4,400 $7,400 $3,800 $3,200 $2,500   $ 94,300
Arthur R. Gottschalk(1).   4,700  5,300  8,400  4,700  4,100  2,600    102,700
Frederick T. Kelsey(1)..   4,100  4,700  7,900  4,200  3,500  2,600    106,800
Fred B. Renwick.........   3,700  4,400  7,400  3,800  3,200  2,500     94,300
John B. Tingleff........   3,700  4,400  7,400  3,800  3,200  2,500     94,300
John G. Weithers........   3,700  4,400  7,400  3,800  3,200  2,500     94,300

-----------
(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with certain Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Kemper Money Funds--Kemper Money Market Fund. Total deferred fees and interest accrued for the latest and all prior fiscal years are $10,500, $10,600, $12,200, $10,400, $10,000 and $4,200 for Mr. Gottschalk and $15,200, $15,600, $18,800, $15,100,
    $14,400 and $7,500 for Mr. Kelsey from KHI, KGT, KTF, KMM, KSM and KST, respectively.
(2) Includes compensation for service on the boards of 13 Kemper funds with 36 fund portfolios during calendar year 1996. As noted above, each Board Member currently serves as a board member of 13 Kemper funds with 36 fund portfolios.

FUND OFFICERS. Information about the executive officers of the Fund, with their respective dates of birth and terms as Fund officers indicated, is set forth below (other than information about Mr. Timbers, president of each Fund since 3/2/95, which is shown above).

J. Patrick Beimford, Jr. (5/25/50), vice president of KGT since 2/28/92, KTF since 9/9/88, KSM since 2/14/89, KHI and KMM since 2/17/93 and KST since 4/14/94, is executive vice president and chief investment officer--fixed income investments of the Adviser.

Dale R. Burrow (10/16/56), vice president of KSM since 5/5/93, is first vice president of the Adviser.

Elizabeth A. Byrnes (2/8/57), vice president of KGT since 9/8/94, is first vice president of the Adviser.

Robert S. Cessine (1/5/50), vice president of KMM since 5/4/95, is senior vice president of the Adviser since January 1993; prior thereto, senior corporate bond analyst at an investment management company.

Philip J. Collora (11/15/45), has been vice president of each Fund except KST since 2/1/90 and KST since 3/2/90 and secretary of each Fund since 3/2/95. Mr. Collora is senior vice president and assistant secretary of the Adviser.

Jerome L. Duffy (6/29/36), treasurer of KHI and KGT since 5/28/87, KMM since 8/3/88, KTF and KSM since 8/3/88 GSP since 12/18/89 and KST since 3/2/90, is senior vice president of the Adviser.

Charles R. Manzoni, Jr. (1/23/47), vice president of each Fund since 9/4/96, is executive vice president, secretary and general counsel of the Adviser; prior thereto, he was a partner at Gardner, Carlton & Douglas.

Michael A. McNamara (12/28/44), vice president of KHI since 2/21/91 and KMM and KST since 5/4/95, is senior vice president of the Adviser.

Christopher J. Mier (8/11/56), vice president of KTF and KSM since 2/21/91, is senior vice president of the Adviser.

John E. Neal (3/9/50), vice president of each Fund since 1/17/96, is President of Kemper Funds Group, a unit of the Adviser, and director of the Adviser; prior thereto, senior vice president of Kemper Real Estate Management Company.

Harry E. Resis, Jr. (11/24/45), vice president of KHI since 2/17/93 and KMM and KST since 5/4/95, is senior vice president of the Adviser.

Jonathan W. Trutter (11/29/57), vice president of KMM and KST since 5/4/95, is first vice president of the Adviser.

Richard L. Vandenberg (11/16/49), vice president of KGT, KMM and KST since 3/6/96, is senior vice president of the Adviser; prior thereto, senior vice president and portfolio manager of an investment management firm.

The officers of each Fund are elected by the Board of the Fund on an annual basis to serve until their successors are elected and qualified.

SHAREHOLDINGS. As of January 31, 1997, the Board Members and officers of the Funds as a group owned beneficially 3,688 shares of KHI, 18,733 shares of KGT, 23,019 shares of KMM, 6,000 shares of KTF, 6,300 shares of KSM, and 1,630 shares of KST, which, in each case, is less than 1% of the outstanding shares of each Fund. As of January 31, 1997, no person is known to any Fund to have owned beneficially more than five percent of the shares of such Fund.

SECTION 16 REPORTING COMPLIANCE. Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require each Fund's officers and Board Members, the Adviser, affiliated persons of the Adviser and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange (the "NYSE"). These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based upon a review of these forms as furnished to each Fund, each Fund believes that, during the fiscal year ended November 30, 1996, there was compliance with all
Section 16(a) filing requirements applicable to that Fund's officers and Board Members, the Adviser and affiliated persons of the Adviser.

INVESTMENT MANAGER AND SUB-ADVISER. The Adviser, 222 South Riverside Plaza, Chicago, Illinois 60606, serves as each Fund's investment adviser and manager pursuant to an investment management agreement. The Adviser is an indirect subsidiary of Zurich Insurance Company, an internationally recognized company providing services in life and non-life insurance, reinsurance and asset management. In addition, for KHI, KGT, KMM, and KST, the Adviser uses the investment management services of Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London, U.K. EC4 M 7RQ, with respect to investments in certain foreign securities pursuant to a sub-advisory agreement between the Adviser and ZIML.

ITEM 2. SELECTION OF INDEPENDENT AUDITORS

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR ITEM 2.

A majority of the Members of each Fund's Board who are "non-interested" persons of the Fund has selected Ernst & Young LLP, independent auditors, to audit the books and records of the Fund for the current fiscal year. This firm has served each Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in any Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

MISCELLANEOUS

GENERAL. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by the Funds, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. Failure of a quorum to be present at the Meeting for a Fund will necessitate adjournment for that Fund and will subject that Fund to additional expense. A COPY OF A FUND'S ANNUAL REPORT IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO SUCH FUND, 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-294-4366.

PROPOSALS OF SHAREHOLDERS. Any shareholder proposal that may properly be included in the proxy solicitation material for a Fund's next annual shareholder meeting, if any, must be received by such Fund no later than December 12, 1997.

OTHER MATTERS TO COME BEFORE THE MEETING. The Boards are not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Fund.

VOTING, QUORUM. Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted for the election as Board members of the persons who have been nominated for such Fund and as recommended by the Board on each other item. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized. Item 1, election of Board Members for a Fund, requires a plurality vote of the shares of such Fund. Item 2, ratification of the selection of independent auditors for a Fund, requires the affirmative vote of a majority of the shares of the Fund voting on the matter. In tallying shareholder votes, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for determining whether a quorum is present for purposes of convening the Meeting and will be considered present at the Meeting. On Item 1, abstentions and broker non-votes will have no effect; the persons receiving the largest number of votes will be elected. On Item 2, abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. As noted previously, the holders of the Preferred Shares of KTF, voting as a separate class, are entitled to elect two Members of KTF's Board and the holders of the Common Shares and the Preferred Shares, voting together as a single class, are entitled to elect the six remaining Members of KTF's Board. With regard to all other items, the holders of the Common Shares and the Preferred Shares of KTF will vote together as a single class.

At least 50% of the shares of a Fund must be present, in person or by proxy, in order to constitute a quorum for that Fund. Thus, the meeting for a particular Fund could not take place on its scheduled date if less than 50% of the shares of that Fund were represented.

THE BOARD OF EACH FUND RECOMMENDS AN AFFIRMATIVE VOTE ON ALL ITEMS APPLICABLE TO THAT FUND.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards,
Philip J. Collora
Secretary

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                NOTICE OF JOINT

                                ANNUAL MEETING

                                OF SHAREHOLDERS

                                 MAY 29, 1997

                                      AND

                                PROXY STATEMENT

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                           KEMPER HIGH INCOME TRUST
                     KEMPER INTERMEDIATE GOVERNMENT TRUST
                       KEMPER MULTI-MARKET INCOME TRUST
                         KEMPER MUNICIPAL INCOME TRUST
                    KEMPER STRATEGIC MUNICIPAL INCOME TRUST
                         KEMPER STRATEGIC INCOME FUND


[RECYCLING LOGO] PRINTED ON RECYCLED PAPER

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

                                           KEMPER INTERMEDIATE GOVERNMENT TRUST
[LOGO] KEMPER FUNDS
PROXY SERVICES                            FOR THE ANNUAL MEETING OF SHAREHOLDERS
P.O. BOX 9148                                           MAY 29, 1997
FARMINGDALE, NY 11735
                                          THE SIGNERS OF THIS PROXY HEREBY
                                          APPOINT STEPHEN B. TIMBERS AND ARTHUR
                                          R. GOTTSCHALK, AND EACH OF THEM,
                                          ATTORNEYS AND PROXIES, WITH POWER OF
                                          SUBSTITUTION IN EACH, TO VOTE ALL
                                          SHARES FOR THE SIGNERS AT THE ANNUAL
                                          MEETING OF SHAREHOLDERS TO BE HELD MAY
                                          29, 1997, AND AT ANY ADJOURNMENTS
                                          THEREOF, AS SPECIFIED HEREIN, AND IN
                                          ACCORDANCE WITH THEIR BEST JUDGMENT,
                                          ON ANY OTHER BUSINESS THAT MAY
                                          PROPERLY COME BEFORE THIS MEETING. IF
                                          NO SPECIFICATION IS MADE HEREIN, ALL
                                          SHARES WILL BE VOTED AS RECOMMENDED BY
                                          THE BOARD ON EACH ITEM SET FORTH ON
                                          THIS PROXY.


                             PLEASE VOTE PROMPTLY!


    Your vote is needed! Please vote below and sign in the space provided.


You may receive additional proxies for your other accounts with Kemper. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.


THE PROXY IS SOLICITED BY THE BOARD OF THE FUND WHICH RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.


   Signature(s) (All registered owners of accounts shown above must sign.
   If signing for a corporation, estate or trust, please indicate your capacity or title.)




                                                For      Withhold       For All
1. Election of Trustees:                        All         All          Except:
                                                / /         / /           / /

   01) James E. Akins, 02) Arthur R. Gottschalk, 03) Frederick T. Kelsey,
   04) Dominique P. Morax, 05) Fred B. Renwick, 06) Stephen B. Timbers,
   07) John B. Tingleff, 08) John G. Weithers


   TO WITHHOLD AUTHORITY TO VOTE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER ON THE LINE PROVIDED BELOW.

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   THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" ALL NOMINEES.


2. Ratify the selection of                      For       Against       Abstain
                                                / /         / /           / /
   Ernst & Young LLP as the Fund's
   independent auditors for the current
   fiscal year.

   THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" ITEM 2.



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Signature [PLEASE SIGN WITHIN BOX]      Date

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Signature (Joint Owners)      Date